UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2013

Health Revenue Assurance Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-173039	99-0363866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8551 W. Sunrise Boulevard, Suite 304
Plantation, Florida 33322
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (954) 472-2340

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) and any related statements of representatives and partners of the Company contain, or may contain, among other things, certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 1.01 Entry into a Material Definitive Agreement.

On November 12, 2013, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain funds and accounts as to which Great Point Partners, LLC acts as an investment manager (each a “Purchaser” and, collectively, the “Purchasers”) for an aggregate of $5,400,000 (the “Aggregate Subscription Amount”). Pursuant to the Securities Purchase Agreement, the Company issued the following to the Purchasers: (i) 13,500,000 shares of its new Series A 8% Convertible Preferred Stock (the “Series A Preferred Stock”); and (ii) warrants (the “Warrants”) to purchase an aggregate of 27,000,000 shares of Common Stock (the “Warrant Shares”) for an exercise price of $0.30 per share. The offer and sale of the foregoing securities under the Securities Purchase Agreement was not a “public offering” as referred to in Section 4(a)(2) of the Securities Act, and was intended to meet the requirements to qualify for exemption under Rule 506(b) of Regulation D promulgated under the Securities Act.

The terms of the Series A Preferred Stock and Warrants are as follows:

Series A 8% Convertible Preferred Stock

A total of 13,500,000 shares of Series A Preferred Stock have been authorized for issuance under the Certificate Of Designation Of Preferences, Rights and Limitations of Series A 8% Convertible Preferred Stock (the “Certificate of Designation”). The shares of Series A Preferred Stock have a stated value of $0.40 per share and are initially convertible into 27,000,000 shares of Common Stock at a price of $0.20 per share (subject to adjustment as provided in the Certificate of Designation).

Under the Certificate of Designation, the holders of the Series A Preferred Stock have the following rights, preferences and privileges:

The Series A Preferred Stock may, at the option of the Purchaser, be converted at any time or from time to time into fully paid and non-assessable shares of Common Stock at the conversion price in effect at the time of conversion; provided, that a holder of Series A Preferred Stock may at any given time convert only up to that number of shares of Series A Preferred Stock so that, upon conversion, the aggregate beneficial ownership of the Company’s Common Stock (calculated pursuant to Rule 13d-3 of the Securities Exchange Act) of such Purchaser and all persons affiliated with such Purchaser, is not more than 9.985% of the Company’s Common Stock then outstanding. The number of shares into which one share of Series A Preferred Stock shall be convertible is determined by dividing the stated value of $0.40 per share plus the amount of any accrued and unpaid dividends thereon (the “Stated Value”), by the initial Conversion Price. The “Conversion Price” per share for the Series A Preferred Stock is initially equal to $0.20 (subject to appropriate adjustment for certain events, including stock splits, stock dividends, combinations, recapitalizations or other recapitalizations affecting the Series A Preferred Stock).

Shares of the Series A Preferred Stock shall receive dividends at an annual rate equal to 8% of the Stated Value per share for each of the then outstanding shares of Series A Preferred Stock. In the event of a liquidation, the Series A Preferred Stock is also entitled to a liquidation preference equal to the greater of: (i) the Stated Value in respect of such Series A Preferred Stock and (ii) an amount equal to the amount which the holder of Series A Preferred Stock would be entitled had the Series A Preferred Stock been converted to common stock immediately prior to such liquidation.

Except as otherwise required by law, the holders of shares of Series A Preferred Stock shall vote on an as-if-converted-to-Common-Stock basis with the Common Stock and shall not vote separately as a class. However, as long as any shares of Series A Preferred Stock are outstanding, the Company shall not, without the prior written consent of at least sixty-seven percent (67%) of the then outstanding Series A Preferred Stock: (a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock or alter or amend the Certificate of Designation, (b) offer or sell following the date hereof any preferred stock of the Company or any security convertible into or exercisable for preferred stock of the Company, (c) permit any subsidiary of the Company to offer or sell following the date hereof any capital stock of such subsidiary, (d) create, incur, issue, assume, guaranty or suffer to exist, or permit any subsidiary of the Company to create, incur, issue, assume guaranty or suffer to exist, any indebtedness other than trade debt and capital lease obligation incurred in the ordinary course of business, (e) declare or pay dividends on, or make distributions with respect to, any capital stock of the Company, (f) effect a stock split or reverse stock split of the Series A Preferred Stock or any like event, (g) directly or indirectly redeem, purchase or acquire, or make a liquidation payment with respect to, or pay or make available monies for a sinking fund for the redemption of, any Common Stock or other Junior Securities, (h) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the Holders, (i) increase the number of authorized shares of Series A Preferred Stock, (j) enter into any Fundamental Transaction or (k) enter into any agreement with respect to any of the foregoing.

At any time following the forty-eighth (48th) month following the issuance of the Series A Preferred Stock, at the option of the holder, each share of Series A Preferred Stock shall be redeemable for an amount equal to the Stated Value.

Warrants

Each Warrant entitles the Investor to purchase the number of shares into which such Purchaser’s Series A Preferred Stock is initially convertible. The Warrants are exercisable in whole or in part, at an initial exercise price per share of $0.30 (subject to adjustment) (the “Exercise Price”), and may be exercised in a cashless exercise. The exercise price and number of shares of Common Stock issuable under the Warrants are subject to adjustments for stock dividends, splits, combinations, subsequent rights offerings, pro rata distributions and similar events. Additionally, for the first two years following the issuance of the Warrant, at any time that the Company issues any common stock at a price less than the Exercise Price, the Exercise Price shall then be reduced to that lower issuance price. After the second anniversary of the Warrant, if the Company issues any common stock at a price less than the Exercise Price, the Exercise Price shall then be reduced on a weighted average calculation. Any adjustment to the Exercise Price shall similarly cause the number of warrant shares to be adjusted proportionately so that the total value of the Warrants shall remain the same.

In the case of certain fundamental transactions affecting the Company, the holders of the Warrants will have the right to elect a cash payment in exchange for the then outstanding warrants in an amount equal to the Black-Scholes value of those warrants.

Registration Rights Agreement

In connection with the sale of the Securities Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers, pursuant to which the Company agreed to register all of the shares of Common Stock underlying the Series A Preferred Stock and the shares of Common Stock underlying the Warrant (the “Registrable Securities”) on a Form S-1 registration statement (the “Registration Statement”) to be filed with the SEC within 30 calendar days following the Closing Date (the “Filing Deadline”) and to use its best efforts to cause the Registration Statement to be declared effective under the Securities Act within 90 calendar days following the Filing Deadline (the “Effectiveness Deadline”). If the Company does not meet the Filing Deadline or the Effectiveness Deadline, the Company will have to pay the Purchaser a penalty equal to 1% of the Aggregate Subscription Amount, up to a maximum penalty of 10%.

The foregoing description of the terms of the Securities Purchase Agreement, the Certificate of Designation, the form of Warrant, and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the provisions of such agreements filed as exhibits 10.1, 3.1, 4.1, and 10.2 to this Current Report on Form 8-K (this “Report”).

Item 3.02 Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

On November 12, 2013, we issued and sold an aggregate of 13,500,000 shares of Series A Preferred Stock, and Warrants to purchase an aggregate of 27,000,000 shares of Common Stock for an aggregate purchase price of $5,400,000 in cash.

The Company issued the Series A Preferred Shares and Warrants in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act and Rule 506(b) of Regulation D. The Company’s reliance on Section 4(2) of the Securities Act was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there were only a limited number of offerees; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; and (e) the negotiations for the sale of the stock took place directly between the offeree and the Company.

The Company engaged a placement agent for this offering for a total fee of $378,000 and warrants to purchase 1,890,000 shares of the Company’s common stock with an exercise price of $0.30.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Director Appointments

Pursuant to the Securities Purchase Agreement, the Company agreed to appoint two individuals nominated by the Purchasers and reasonably satisfactory to the board of directors of the Company (the “Board”), to serve as members of the Board. Such nominees may or may not be affiliates of the Purchasers.

In connection with the Securities Purchase Agreement, the Company entered into voting agreements (the “Voting Agreements”) with certain stockholders of the Company, pursuant to which such stockholders agreed to cause their shares to vote in favor of electing the Purchasers’ nominees to the Board.

On November 8, 2013, the Board adopted resolutions increasing the size of the Board to six members and appointed David Kroin and Mitchell D. Kaye, both nominees of the Purchasers, as members of the Board, effective November 12, 2013.

David Kroin, 38, Director

Mr. Kroin has over fifteen years of investing experience and is a co-founder of Great Point Partners, LLC.  Mr. Kroin is co-portfolio manager for the Biomedical Value Fund and an Investment Committee Member for GPP I and GPP II.  Mr. Kroin is currently on the Boards of Connecture Inc., Cytovance Biologics and ProfesionalPT.  He was previously a Board Member of US BioServices Corp. (acquired by AmerisourceBergen), Caprion Proteomics (acquired by CGP), Mediatech Acquisition Corp (acquired by Corning Inc.), Biodel, Inc. (NASD: BIOD), Gentium Spa (NASD:GENT), and several other companies. While at Great Point, Mr. Kroin has also led structured investments in several leading public companies including AMAG Pharmaceuticals (NASD:AMAG), Dynavax Technologies (NASD:DVAX), Hyperion Therapeutics (NASD: HPTX), Streamline Health (NASD: STRM) and Amarin Corp. (NASD:AMRN). Prior to Great Point Partners, Mr. Kroin was a Partner in J.H. Whitney & Co. funds and a senior member of its health care group.  While at J.H. Whitney & Co., Mr. Kroin completed investments in over 25 leading growth companies.  He began his career as an investment banker at Merrill Lynch & Company in mergers and acquisitions.  He graduated from the University of Michigan with a B.S. in actuarial mathematics and is a currently on the Leadership Council of the University of Michigan’s Life Sciences Institute.

Mitchell D. Kaye J.D., 45, Director

Mitchell D. Kaye, J.D. is a Managing Director at BVF Partners, a biotechnology investment fund. Prior to that, from 2010-2013, he was the Chief Executive Officer of MedClaims Liaison, LLC, a consumer advocacy business that he founded and which works on behalf of families in managing reimbursement disputes with medical providers and insurance companies. From 2008-2010, Mr. Kaye was a Managing Director with Navigant Capital Advisors, a financial and strategic advisory services firm, and Head of Navigant’s Financial Institutions Restructuring Solutions Team (FIRST). While at Navigant, Mr. Kaye led numerous high profile engagements on behalf of investment funds and investors. Previously, as a successful entrepreneur in the asset management industry, Mr. Kaye launched two highly profitable asset management companies. Mr. Kaye was the founding member of Xmark Opportunity Partners, LLC, an investment fund exclusively focused on investments in publicly traded life sciences companies. In 1996, Mr. Kaye began his career as a founding member of Brown Simpson Asset Management, LLC (Brown Simpson), an investment fund that was at the foreground of private placement investing in the public markets. During his career, Mr. Kaye has consummated over 100 transactions as a lead investor, structured over a billion dollars in debt and equity-linked transactions, and taken an active role in the management of numerous portfolio companies. Mr. Kaye has served on the boards of several private and public companies, and also served on the board of the New York Alzheimer’s Association. From September 2007 until the company’s unwinding in June 2009, Mr. Kaye served on the board of directors of Genaera Corporation, a biopharmaceutical company that was listed on the Nasdaq Capital Market. Mr. Kaye received his BA from Wesleyan University, and his Juris Doctorate from Northwestern University School of Law.

Indemnification Agreements

In connection with the appointments of David Kroin and Mitchell Kaye, the Company and each of the new appointments to the Board entered into indemnification agreements (the “Indemnification Agreements”) with its officers and directors, providing for the indemnification of the officers and directors of the Company from the increased risk of litigation against such directors and officers.

Family Relationships

No family relationship has ever existed between Messrs. Kroin and Kaye and the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Director Compensation

There is no director compensation provided to Messrs. Kroin and Kaye.

Employment Agreements

On November 12, 2013, the Company entered into addenda to the employment agreements with Andrea Clark, the Company’s Chief Executive Officer and chairman of the Board of Directors (the “Clark Addendum”), Robert Rubinowitz, the Company’s Chief Operating Officer, President, Secretary, Treasurer and member of the Board of Directors (the “Rubinowitz Addendum”), Evan McKeown, the Company’s Chief Financial Officer (the “McKeown Addendum”), and Dean Boyer, the Company’s Chief Technology Officer (the “Boyer Addendum”). The purpose of the addenda is, among other things, to amend the change of control provision in the agreements with Ms. Clark, Mr. Rubinowitz and Mr. Boyer, and to amend certain compensation terms of the agreement with Mr. McKeown.

Addendum to Employment Agreement with Andrea Clark

Pursuant to the Clark Addendum, in the event there is: (1) a change of control of the Company; and (2) Ms. Clark is terminated within six months following such change of control, Ms. Clark shall be entitled to receive any earned but unpaid base salary, any earned but unpaid bonus compensation, two times her base salary as of the date of the change of control, two times the average bonus paid to Ms. Clark over the three previous calendar years, and accrued but unpaid vacation time.

The Clark Addendum supersedes the relevant provisions of the employment agreement previously entered into between the Company and Ms. Clark, dated October 2, 2013.

Addendum to Employment Agreement with Robert Rubinowitz

Pursuant to the Rubinowitz Addendum, in the event there is: (1) a change of control of the Company; and (2) Mr. Rubinowitz is terminated within six  months following such change of control, Mr. Rubinowitz shall be entitled to receive any earned but unpaid base salary, any earned but unpaid bonus compensation, two times his base salary as of the date of the change of control, two times the average bonus paid to Mr. Rubinowitz over the three previous calendar years, and accrued but unpaid vacation time.

The Rubinowitz Addendum supersedes the relevant provisions of the employment agreement previously entered into between the Company and Mr. Rubinowitz, dated October 2, 2013.

Addendum to Employment Agreement with Evan McKeown

Pursuant to the McKeown Addendum, Mr. McKeown will receive annual base compensation of $180,000, which may be increased but not decreased from time to time as determined by the Board of Directors of the Company.  The McKeown Addendum also provides that if Mr. McKeown is terminated without cause, he shall be entitled to receive: (1) two times his base salary at the time of termination if terminated within six months of execution of the McKeown Addendum, and one time base salary if terminated after six months of execution of the McKeown Addendum; (2) a pro-rata bonus payment on any bonus or incentive plan; and (3) any earned but unpaid base salary, and accrued but unpaid vacation time.

Pursuant to the McKeown Addendum, in the event there is: (1)  a change of control of the Company; and (2) Mr. McKeown is terminated within six months following such change of control, Mr. McKeown shall be entitled to receive any earned but unpaid base salary, any earned but unpaid bonus compensation, two times his base salary as of the date of the change of control, two times the average bonus paid to Mr. McKeown over the three previous calendar years, and accrued but unpaid vacation time.

Additionally, Mr. McKeown was granted options to purchase 1,000,000 shares of the Company’s common stock (the “Options”) at a per share exercise price of the fair market value per share of the Company’s common stock at the time of execution. The Options shall vest after two years or upon termination of Mr. McKeown for any reason, whichever happens sooner.

The McKeown Addendum supersedes the relevant provisions of the employment agreement previously entered into between the Company and Mr. McKeown, dated October 2, 2013.

Addendum to Employment Agreement with Dean Boyer

Pursuant to the Boyer Addendum, in the event there is: (1)  a change of control of the Company; and (2) Mr. Boyer is terminated within six months following such change of control, Mr. Boyer shall be entitled to receive any earned but unpaid base salary, any earned but unpaid bonus compensation, two times his base salary as of the date of the change of control, two times the average bonus paid to Mr. Boyer over the two previous calendar years, and accrued but unpaid vacation time.

The Boyer Addendum supersedes the relevant provisions of the employment agreement previously entered into between the Company and Mr. Boyer, dated October 2, 2013.

The foregoing description of the terms of the Clark Addendum, Rubinowitz Addendum, McKeown Addendum, Boyer Addendum, and Form of Indemnification Agreements are qualified in their entirety by reference to the provisions of such agreements filed as Exhibits 10.3, 10.4, 10.5, 10.6, and 10.7 respectively, to this Report, and incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation of By-Laws; Change in Fiscal Year

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 5.03.

Bylaws

On November 8, 2013, the Board adopted resolutions to amend and restate the Company’s Bylaws, effective on such date.  The following is a summary of changes effected by adoption of the Amended and Restated Bylaws (the “Amended Bylaws”)

Board of Directors: Number, Tenure and Qualification of Directors.  The Amended Bylaws revised the number of directors of the Company to such number as determined by the Board.

Board of Directors: Manner of Acting.  The Amended Bylaws allow any action that may be taken at a meeting of the Board to be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the directors.

Board of Directors: Vacancies.  The Amended Bylaws provide that vacancies shall be filled by  the directors then in office and entitled to vote, though less than a quorum.

The foregoing summary of Amended Bylaws is qualified in its entirety by the full text of the Amended and Restated Bylaws, filed as Exhibit 3.2 to this Report, and incorporated by reference herein.

Item 8.01 Other Events.

On November 12, 2013, the Company issued a press release announcing the equity investment with certain funds and accounts as to which Great Point Partners, LLC acts as investment manager, a copy of which is attached to this Report as Exhibit 99.1.

Item 9.01 Financial Statement and Exhibits

(d)	Exhibits

Exhibit No.	Description
3.1	Certificate Of Designation Of Preferences And Rights Of Series A Convertible Preferred Stock
3.2	Amended and Restated By-Laws
4.1	Form of Warrant issued to the Purchasers under the Securities Purchase Agreement, dated November 12, 2013
10.1	Securities Purchase Agreement, dated November 12, 2013
10.2	Form of Registration Rights Agreement, dated November 12, 2013
10.3	Addendum to Employment agreement between the Company and Andrea Clark, effective November 12, 2013
10.4	Addendum to Employment agreement between the Company and Robert Rubinowitz, effective November 12, 2013
10.5	Addendum to Employment agreement between the Company and Evan McKeown, effective November 12, 2013
10.6	Addendum to Employment agreement between the Company and Dean Boyer, effective November 12, 2013
10.7	Form of Indemnification Agreement
99.1	Press Release, dated November 12, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2013
Health Revenue Assurance Holdings, Inc.

By:	/s/ Andrea Clark
Andrea Clark
Chief Executive Officer